UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 9, 2009

eHealth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices) (Zip code)

(650) 584-2700

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2009, the stockholders of eHealth, Inc. (the “Company”) approved the eHealth, Inc. Performance Bonus Plan (the “Bonus Plan”) at the Company’s annual meeting of stockholders. The Bonus Plan was previously approved by the Company’s board of directors on March 17, 2009, subject to stockholder approval. As approved, the Bonus Plan will be administered by the compensation committee, which has the option to use the Bonus Plan for 2010 and later years. The compensation committee may determine to use the Bonus Plan for any of the Company’s executive officers or for none of the executive officers. This summary is qualified in its entirety by reference to the Bonus Plan itself, included as Appendix A to the Definitive Proxy Statement previously filed with the Securities and Exchange Commission, which is incorporated herein by reference.

The purpose of the Bonus Plan is to motivate certain executives to achieve corporate or business unit performance objectives and to reward them when those objectives are satisfied. If certain requirements are satisfied, bonuses issued under the Bonus Plan may qualify as deductible “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Under the Bonus Plan, participants are eligible to receive cash payments based upon the attainment and certification of certain objective performance criteria established by the compensation committee.

Any awards under the Bonus Plan will be paid in cash as soon as is practicable following determination of the award, and the maximum bonus payment that any participant may receive under the Bonus Plan in any fiscal year is $3,000,000. The compensation committee may also defer the payment of awards in its discretion, as necessary or desirable to preserve the deductibility of such awards under Section 162(m) of the Code. The Bonus Plan has been structured to qualify for the short-term deferral exception to Internal Revenue Code Section 409A, which regulates certain deferred compensation arrangements. The compensation committee retains the discretion to reduce or eliminate any award that would otherwise be payable pursuant to the Bonus Plan.

The amounts that will be paid pursuant to the Bonus Plan are not currently determinable because participation has not been determined and awards under the Bonus Plan are determined based on actual future performance.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.22*	eHealth, Inc. Performance Bonus Plan (incorporated herein by reference to Appendix A to the Definitive Proxy Statement filed with the Commission on April 21, 2009).

*	Indicates a management contract or compensatory plan or arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EHEALTH, INC.

By:	/s/ Stuart M. Huizinga
Stuart M. Huizinga
Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: June 15, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.22*	eHealth, Inc. Performance Bonus Plan (incorporated herein by reference to Appendix A to the Definitive Proxy Statement filed with the Commission on April 21, 2009).

*	Indicates a management contract or compensatory plan or arrangement